UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): August 3, 2004
                                                 -------------------------------


                           R.H. DONNELLEY CORPORATION
                           --------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       1-07155                13-2740040
--------------------------------------------------------------------------------
  (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)                File Number)         Identification No.)


1001 Winstead Drive, Cary, North Carolina                        27513
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

                              R.H. DONNELLEY INC.*
                              --------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       333-59287              36-2467635
--------------------------------------------------------------------------------
  (State or Other Jurisdiction         (Commission             (IRS Employer
       of Incorporation)                File Number)         Identification No.)


1001 Winstead Drive, Cary, North Carolina                        27513
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrants' telephone number, including area code: (919) 297-1600
                                                   -----------------------------


                                 Not Applicable
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

*R.H. Donnelley Inc. is a wholly owned subsidiary of R.H. Donnelley Corporation. R.H. Donnelley Inc. became subject to the filing requirements of Section 15(d) on October 1, 1998 in connection with the public offer and sale of its 9 1/8% Senior Subordinated Notes, which Notes were redeemed in full on February 6, 2004. In addition, R.H. Donnelley Inc. is the obligor of 8 7/8% senior notes due 2010 and 10 7/8% senior subordinated notes due 2012 and is now subject to the filing requirements of Section 15 (d) as a result of such notes. As of August 2, 2004, 100 shares of R.H. Donnelley Inc. common stock, no par value, were outstanding.

Item 9. Regulation FD Disclosure.

     Beginning August 3, 2004, certain members of senior management of R.H. Donnelley Corporation (the "Company") are scheduled to make certain presentations in connection with the syndication of its senior credit facility amendment ("Amendment") relating to the financing of the purchase price of its recently announced acquisition ("Acquisition") of the directory publishing business of SBC Communications Inc. in Illinois and Northwest Indiana.

     All material information to be presented has already been made publicly available, other than certain information regarding the material provisions of the proposed Amendment, including without limitation, the pro forma capitalization of the Company following (and assuming consummation of) the Acquisition and Amendment. A copy of those slides is attached hereto as Exhibit 99.1

     Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

      Exhibit
      Number             Description
      ------             -----------

       99.1              Description of material provisions of the Amendment.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   R.H. DONNELLEY CORPORATION



                                   By: /s/ Robert J. Bush
                                       -----------------------------------------
                                       Name:  Robert J. Bush
                                       Title: Vice President and General Counsel


                                   R.H. DONNELLEY INC.



                                   By: /s/ Robert J. Bush
                                       -----------------------------------------
                                       Name:  Robert J. Bush
                                       Title: Vice President and General Counsel



Date:  August 3, 2004

                                  EXHIBIT INDEX
                                  -------------

    Exhibit
    Number       Description
    ------       -----------

    99.1         Description of material provisions of the Amendment.



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